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Independent Accountants’ Agreed-Upon Procedures Report

OneMain Finance Corporation (the “Company”)
TD Securities (USA) LLC (the “Structuring Agent”)
(together, the “Specified Parties”)

Re: OneMain Direct Auto Receivables Trust 2025-2 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “TAPE_DA.xlsx” provided by the Company on November 10, 2025, containing information on 30,493 auto loans (the “Loans”) as of October 31, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by OneMain Direct Auto Receivables Trust 2025-2. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•The term “Loan Agreements” means a copy of the loan agreement for each Selected Loan (defined below) provided by the Company. We make no representation regarding the validity or accuracy of the Loan Agreements or the execution of the Loan Agreements by the borrower(s).

•The term “Supplemental Information” means an email message entitled “_EXTERNAL_RE_ODART 2025-2 AUP.msg”, provided by the Company on November 10, 2025, related to the Origination State.

•The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A.

•The term “Provided Information” means the Loan Agreements, Supplemental Information, and Instructions.

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.We randomly selected a sample of 125 Loans from the Data File (the “Selected Loans”). For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.For the Selected Loans, we compared the specified attributes in the Data File listed in Exhibit A to the corresponding information included in the Loan Agreements, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Loan Agreements or the inability to agree the indicated information from the Data File to the Loan Agreements for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception.

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
December 2, 2025

THE FOLLOWING PAGE CONSTITUTES EXHIBIT A

Attribute (attribute name in Data File)	Source Document	Instructions
Account Number (ACCTID)	Loan Agreement	N/A
Origination Date (CONTRACTDT)	Loan Agreement	N/A
Original Principal Balance (AUPORIGLOANAMT)	Loan Agreement	N/A
Original Term (CALCDORIGINALTERM)	Loan Agreement	N/A
Monthly Payment (ORIGINALSTDPMT)	Loan Agreement	N/A
Annual Percentage Rate (APR) (orig_apr) or (FS_orig_APR)	Loan Agreement
If a Loan is classified as a Foursight derived loan, identified by a numerical “Origination Risk Level” in the Data File, use the “FS_orig_apr” field, otherwise use the “orig_apr” field to compare Annual Percentage Rate.

Origination State (LoanDocumentState)	Loan Agreement, Supplemental Information	Origination State is the state listed in lender’s address
First Payment Date (FIRSTDUEDT)	Loan Agreement	N/A
Vehicle Identification Number (COLLAT_VHCL_VIN_NO_1)	Loan Agreement	When more than one vehicle is listed, Vehicle Identification Number is the VIN of the newer vehicle listed in the Loan Agreement.
Vehicle Make (COLLAT_VHCL_MODL_MK_NM_1)	Loan Agreement	When more than one vehicle is listed, Vehicle Make is the make of the newer vehicle listed in the Loan Agreement.
Vehicle Year (COLLAT_VHCL_CY_1)	Loan Agreement	When more than one vehicle is listed, Vehicle Year is the year of the newer vehicle listed in the Loan Agreement.